UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 18, 2011

Gilman Ciocia, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-22996	11-2587324
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 Raymond Avenue, Poughkeepsie, New York	12603
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (845) 485-5278

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

We held our Annual Meeting of Stockholders on January 18, 2011. For more information on the following proposals, see our definitive Proxy Statement filed with the SEC on December 21, 2010.

Our stockholders elected by a majority of the votes cast the two nominees to the Board of Directors to serve until our Fiscal 2013 Annual Meeting of Stockholders, as follows:

Director	For	Withheld	Broker Non-Votes

Edward Cohen	68,275,816	56,937	14,324,912

Frederick Wasserman	68,274,094	58,659	14,324,912

Our stockholders ratified the appointment of Sherb & Co., LLP to serve as our independent registered public accounting firm for the fiscal year ending June 30, 2011 by the following vote:

For	68,329,872
Against	2,581
Abstain	300
Broker Non-Votes	14,324,912

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gilman Ciocia, Inc.
(Registrant)

Date: February 10, 2011	/s/ Ted Finkelstein
	Name:	Ted Finkelstein
	Title:	Vice President